EXHIBIT 10.40

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO PURCHASE AGREEMENT (the “Amendment”) is made effective as of the 12th day of December, 2005, by and between STEN Corporation, a Minnesota corporation (“Seller”), and OLD Holdings, LLC, a Minnesota limited liability company (collectively, “Buyer”).

RECITALS:

WHEREAS, Buyer and Seller entered into a certain Purchase Agreement (the “Original Purchase Agreement”) dated August 10, 2005, providing for the purchase and sale of certain property located at 13828 Lincoln Street NE, Ham Lake, Minnesota (the “Property”);

WHEREAS, Buyer and Seller desire to amend the Purchase Agreement to modify and Closing Date;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.             Interpretation.  The Original Purchase Agreement is hereby modified and supplemented.  Wherever there exists a conflict between this Amendment and the Original Purchase Agreement, the provisions of this Amendment shall control.  Except as otherwise indicated, capitalized terms used herein shall be defined in the manner set forth in the Original Purchase Agreement.  Except as modified and supplemented herein, the Original Purchase Agreement is in full force and effect.  From and after the date hereof, the term “Purchase Agreement” shall mean the Original Purchase Agreement as amended hereby.

2.             Closing Date.  The parties agree that the Closing Date is extended from December 16, 2005, to January 11, 2006.

3.             Lease.  Seller agrees to waive all Minimum Rent and Additional Rent due under the Lease for the time period of December 16, 2005, to the Closing Date.

4.             Offer and Acceptance by Facsimile Transmission.  This Amendment may be executed using counterpart signature pages executed separately which, when assembled together, shall constitute a single, integrated agreement.  The parties agree that a facsimile transmission of a counterpart signature page to this Amendment executed by the transmitting party shall have the same force and effect as delivery of an originally signed counterpart signature page of this Amendment and shall be binding upon the transmitting party.  For the purposes of this paragraph, a transmittal by facsimile to Buyer shall be to the following facsimile number:  (763) 689-9794 (Attention:  Clark A. Joslin), and to Seller at (612) 371-3207 (Attention:  Laura L. Krenz).

SELLER:

STEN Corporation

By:

Its:

BUYER:

OLD Holdings, LLC

By:

Its:

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